NON-CONTROLLING INTEREST	12 Months Ended
Sep. 30, 2013
DisclosureNoncontrollingInterestAbstract
NOTE 7. NON-CONTROLLING INTEREST

On June 22, 2006, AlphaRx International Holdings Ltd. (“AIH”), previously a wholly-owned subsidiary of the Company issued 1,500 shares of its Common Stock to New Super Limited (“NSL”), an independent Hong Kong based corporation, at a price of approximately $HK 6,667 per share or $HK 10 million in cash. (US $1,288,826). As a result AIH’s issued and outstanding shares were increased to 10,000 and the Company’s interest in AIH was reduced to 80%. With the consolidation of only 80% of AIH, a non-controlling interest was established, representing amounts owing to the minority shareholder. The capital infusion into AIH is accounted for as additional paid in capital on the consolidated financial statements of the Company.